                                                                   EXHIBIT 10.22


                                                                           Irish






                                December 1, 2000



Mr. Richard A. Parlontieri
Emissions Testing, Inc.
400 Colony Park
Building 104, Suite 600
Cumming, Georgia  30041

          Re: Letter Agreement Regarding 310,000 Shares of the Common Stock of Emissions Testing, Inc., a Georgia Corporation (the "Company"), Owned of Record by Irish Investments, LLC. ("Irish Investments")

Dear Mr. Parlontieri:

         As you know, Irish Investments is the owner of record of 310,000 shares of the common stock, no par value per share, of the Company.

         The Company has filed a registration statement on Form S-1 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") for the registration of certain shares of the Company's common stock ("Common Stock"), in a public offering (the "Offering") under the Securities Act of 1933, as amended (the "Act"). Among the shares of Common Stock to be registered in the Offering are 100,000 shares of Common Stock owned of record by Irish Investments ( the "Registered Shares"). The balance of the shares of Common Stock owned by Irish Investments, I.E., 210,000 shares, will not be registered with the SEC by the Company in the Offering (the "Restricted Shares").

         Inasmuch as Irish Investments wishes to induce the Company to continue its efforts in connection with the Offering, Irish Investments hereby agrees with, and represents to, the Company that Irish Investments will not, directly or indirectly, sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any manner, any of the Registered Shares (or any interest therein) or any of the Restricted Shares (or any interest therein), INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULE 144 OR RULE 144A UNDER THE ACT, from and after the date hereof except as follows: The Company agrees that Irish Investments shall have the right to sell, offer to sell, grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber and/or dispose of in any manner, all or any part of the Registered Shares and all or any part of the Restricted Shares at any time after the earlier of (I) 12:01 AM (Atlanta, Georgia time) on October 1, 2001, or (II) the date and time that

Emissions Testing, Inc.
December 1, 2000
Page 2

the Company has reduced to $250,000 or below the outstanding aggregate principal amount of the Company's indebtedness to GCA Strategic Investment Fund Limited, a Bermuda corporation ("GCA") (or its assignees) under the convertible debentures issued and sold (before or after the date hereof) by the Company pursuant to the terms of that certain Securities Purchase Agreement dated effective as of June 1, 2000 between the Company and GCA, as the same may be amended from time to time.

     Irish Investments agrees and understands that:

          (a) Any sale or other transaction involving all or any part of Registered Shares and all or any part of the Restricted Shares are, and shall hereafter remain, subject to all applicable federal and state securities laws and regulations.

          (b) The Company may place a legend reflecting this letter and terms hereof on any certificate evidencing all or any part of the shares described herein, and may give written notice of this letter, and the terms hereof, to the Company's transfer agent;

          (c) This letter, and the terms hereof, shall be binding upon Irish Investments and the successors and assigns of Irish Investments; and

          (d) The Company is relying upon the agreements and representations of Irish Investments set forth in this letter in filing the Registration Statement and amendments thereto and in consummating the Offering.

     The Company agrees that, upon the occurrence of the event described in clause (II) above, the Company shall give prompt written notice thereof to Irish Investments at the last known address then available to the Company.

     The parties hereto agree that this Letter Agreement shall not be amended, modified or terminated without the prior written consent of GCA, which consent may be granted or denied in the sole discretion of GCA.

Emissions Testing, Inc.
December 1, 2000
Page 3


         If the foregoing meets with your understanding of our agreement, please so signify by signing and returning this Letter Agreement to us.

                                    Very truly yours,

                                    IRISH INVESTMENTS, LLC.



                                    By: /s/ Joseph C. Powell
                                       -----------------------------------
                                     Name: Joseph C. Powell
                                          --------------------------------
                                      Position: Managing Member
                                               ---------------------------


Agreed to and accepted as of the
day and year first above written.


EMISSIONS TESTING, INC.




By: /s/ Rich Parlontieri
    ------------------------------
   Name: Rich Parlontieri
         -------------------------
   Position: President/CEO
            ----------------------